EXHIBIT 99.1

                    CHL Mortgage Pass-Through Trust 2003-49


                            Computational Materials


                              [LOGO] Countrywide



                         $[577,500,000] (Approximate)



                                  CWMBS, Inc.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Country wide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
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Preliminary Term Sheet                            Date Prepared: July 29, 2003


                    CHL Mortgage Pass-Through Trust 2003-49
           $[577,500,000] (Approximate, Subject to +/- 10% Variance)
                        Publicly Offered Certificates
                    First Lien Residential Mortgage Loans



              Principal                                                                                               Expected
              Amount ($)         WAL (Yrs)         Interest Rate                                                       Ratings
Class       (Approx.) (1)  ("Call" (2) (3)/Mat)        Type           Collateral Type         Tranche Type           Moody's/S&P
-----       -------------  --------------------    -------------      ---------------         ------------           -----------
 A-1         159,537,000        0.50 / 0.50          Fixed (4)           1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-2          54,298,000        1.25 / 1.25          Fixed (4)           1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-3         111,026,000        2.00 / 2.00          Fixed (4)           1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-4          58,683,000        3.00 / 3.00          Fixed (4)           1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-5          68,958,000        4.11 / 4.11          Fixed (4)           1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-6          75,686,000        6.15 / 6.15           WAC (5)            1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-7          22,821,000        8.76 / 8.76           WAC (5)            1 Yr LIBOR        Senior Sequential           Aaa/AAA
 A-8          26,491,000       9.89 / 12.86           WAC (5)            1 Yr LIBOR        Senior Sequential           Aaa/AAA
  M                     Not Offered                   WAC (5)            1 Yr LIBOR            Mezzanine               Aa2/AA
 B-1                    Not Offered                   WAC (5)            1 Yr LIBOR           Subordinate               A2/A
 B-2                    Not Offered                   WAC (5)            1 Yr LIBOR           Subordinate             Baa2/BBB
 B-3                     Privately                    WAC (5)            1 Yr LIBOR           Subordinate              Ba2/BB
 B-4                      Placed                      WAC (5)            1 Yr LIBOR           Subordinate               B2/B
 B-5                   Certificates                   WAC (5)            1 Yr LIBOR           Subordinate               NR/NR

Total:     $577,500,000 (6)



(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 2.75% and 4.75% subordination to the Senior Certificates as of the Cut-off Date

(2) The WAL to "the Call" on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (collectively, the "Senior Certificates") are shown to the Wavg Roll Date at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) For each Distribution Date on or prior to the WAVG Roll Date, the Certificate Interest Rate for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will be equal to the lesser of (a) the fixed interest rate for the related class of certificates and (b) the Net WAC of the Mortgage Loans. For each Distribution Date after the WAVG Roll Date, the Certificate Interest Rate for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will be equal to the Net WAC (as defined herein) of the Mortgage Loans.

(5) The Certificate Interest Rate for the Class A-6, Class A-7, Class A-8 and Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans. The Certificate Interest Rate for the first Interest Accrual Period is expected to be approximately [4.639]%.

(6) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificate balances.

     Depositor:            CWMBS, Inc.

     Seller:               Countrywide Home Loans, Inc.

     Master Servicer:      Countrywide Home Loans Servicing LP

     Primary Servicer:     It is expected that Countrywide Home Loans
                           Servicing LP will service substantially all of the Mortgage Loans.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
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Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class Senior Certificates, Class M, Class B-1, Class B-2, Class B-3 and Class
                           B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              August 1, 2003.

Closing Date:              On or about August [29], 2003.

Pricing Date:              On or about August [1], 2003.

Settlement Date:           On or about August [29], 2003.

Primary Servicer
Remittance Date:           The 18th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in September 2003.

Distribution Date:         The business day immediately following the Primary
                           Servicer Remittance Date, commencing in September
                           2003.

Certificates:              The Senior Certificates and the Class M, Class B-1,
                           Class B-2, Class B-3, Class B-4, and Class B-5
                           Certificates (collectively, the "Subordinate
                           Certificates") are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2
                           Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.


SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Certificates, subject to certain restrictions set forth in the transaction documents, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans included in the pool on the Closing
                           Date.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
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Mortgage
Loans: The aggregate principal balance of the "Mortgage Loans" as of the Cut-off Date is expected to be approximately $600,000,000. All the Mortgage Loans will be adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The interest rates on such Mortgage loans have an initial fixed rate period of ten years and thereafter adjust annually based on the one-year LIBOR index.

                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A are representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance.

Wavg Roll Date:            The "Wavg Roll Date" for the Mortgage Loans is the
                           Distribution Date in July 2013.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of primary
                           servicing fees, master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. The Expense Fee Rate with respect to a Mortgage Loan will be equal to approximately (a) with respect to the period prior to the initial interest rate adjustment for that Mortgage Loan, 0.260% and (b) thereafter, 0.385%.

Net WAC: The "Net WAC" with respect to the Mortgage Loans will be equal to the weighted average gross interest rate on the Mortgage Loans less the weighted average Expense Fee Rate.

Accrued Interest:          The price to be paid for the Offered Certificates
                           (other than the Class A-1 and Class A-2
                           Certificates) by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling
                           Offered Certificates (other than the Class A-1 and
                           A-2 Certificates) on alternate dates may pay more or less accrued interest, as applicable. The price to be paid for the Class A-1 and Class A-2
                           Certificates by investors who elect to settle bonds on the Settlement Date will not include accrued interest, but will settle flat.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates (other than the Class A-1 and
                           Class A-2 Certificates) for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for each Distribution Date with respect to the Class A-1 and Class A-2 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                           Date) and ending on the day prior to such Distribution Date (on an 30/360 day basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
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                           Credit enhancement for the Class B-1 Certificates
                           will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           August 2013, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                           September 2003 - August 2013      0% Pro Rata Share
                           September 2013 - August 2014     30% Pro Rata Share
                           September 2014 - August 2015     40% Pro Rata Share
                           September 2015 - August 2016     60% Pro Rata Share
                           September 2016 - August 2017     80% Pro Rata Share
                           September 2017 and after         100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                       CHL Mortgage Pass-Through Trust 2003-49
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                           zero; thereafter, to the Senior Certificates until
                           the respective class principal balance has been reduced to zero.

                           Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.

Certificates Priority
of Distributions:

                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1)   To the Senior Certificates, accrued and
                                    unpaid interest at the related Certificate
                                    Interest Rate;

                               2) To the Senior Certificates, sequentially, principal;

                               3) To the Class M Certificates, accrued and unpaid interest at the related Class M Certificate Interest Rate;

                               4)   To the Class M Certificates, principal;

                               5) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;

                               6)   To the Class B-1 Certificates, principal;

                               7) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate;

                               8)   To the Class B-2 Certificates, principal;

                               9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                               10) To the Residual Certificate, any remaining amount.


                               [Yield Tables and Collateral Tables to Follow]


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------


                                 Yield Tables
                                 ------------



Class A-1 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       1.699%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR

========================================================================================================================
Yield @ 100-00                                1.70       1.70       1.70       1.70       1.70       1.70          1.70
========================================================================================================================
WAL (yr)                                      6.81       1.23       0.84       0.50       0.34       0.25          0.20
MDUR (yr)                                     6.31       1.21       0.83       0.49       0.34       0.25          0.19
First Prin Pay                               Sep-03     Sep-03     Sep-03     Sep-03     Sep-03     Sep-03        Sep-03
Last Prin Pay                                Jul-13     Mar-06     May -05    Sep-04     May -04    Mar-04        Jan-04
------------------------------------------------------------------------------------------------------------------------


Class A-1 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                      1.699 %
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                1.79       1.70       1.70       1.70       1.70       1.70          1.70
========================================================================================================================
WAL (yr)                                      7.31       1.23       0.84       0.50       0.34       0.25          0.20
MDUR (yr)                                     6.73       1.21       0.83       0.49       0.34       0.25          0.19
First Prin Pay                               Sep-03     Sep-03     Sep-03     Sep-03     Sep-03     Sep-03        Sep-03
Last Prin Pay                                Jul-16     Mar-06     May -05    Sep-04     May -04    Mar-04        Jan-04
------------------------------------------------------------------------------------------------------------------------


Class A-2 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       2.339%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                2.35       2.35       2.35       2.35       2.35       2.35          2.35
========================================================================================================================
WAL (yr)                                      9.89       3.10       2.12       1.25       0.85       0.63          0.47
MDUR (yr)                                     8.74       2.96       2.04       1.22       0.83       0.62          0.47
First Prin Pay                               Jul-13     Mar-06     May -05    Sep-04     May -04    Mar-04        Jan-04
Last Prin Pay                                Jul-13     Apr-07     Feb-06     Feb-05     Aug-04     May -04       Mar-04
------------------------------------------------------------------------------------------------------------------------


Class A-2 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       2.339%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                2.57       2.35       2.35       2.35       2.35       2.35          2.35
========================================================================================================================
WAL (yr)                                     14.38       3.10       2.12       1.25       0.85       0.63          0.47
MDUR (yr)                                    12.03       2.96       2.04       1.22       0.83       0.62          0.47
First Prin Pay                               Jul-16     Mar-06     May -05    Sep-04     May -04    Mar-04        Jan-04
Last Prin Pay                                Jun-19     Apr-07     Feb-06     Feb-05     Aug-04     May -04       Mar-04
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------




Class A-3 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       3.039%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                3.04        3.02      3.01       2.98       2.94       2.90          2.85
========================================================================================================================
WAL (yr)                                      9.89        4.95      3.39       2.00       1.36       1.00          0.75
MDUR (yr)                                     8.42        4.52      3.17       1.91       1.32       0.97          0.73
First Prin Pay                               Jul-13      Apr-07    Feb-06     Feb-05     Aug-04     May -04       Mar-04
Last Prin Pay                                Jul-13      Jan-10    Jan-08     Apr-06     Jun-05     Dec-04        Aug-04
------------------------------------------------------------------------------------------------------------------------


Class A-3 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       3.039%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================

Yield @ 100-00                                 3.08        3.02      3.01       2.98       2.94       2.90          2.85
========================================================================================================================
WAL (yr)                                      18.42       4.95      3.39       2.00       1.36       1.00          0.75
MDUR (yr)                                     13.87       4.52      3.17       1.91       1.32       0.97          0.73
First Prin Pay                               Jun-19      Apr-07    Feb-06     Feb-05     Aug-04     May -04       Mar-04
Last Prin Pay                                Jul-24      Jan-10    Jan-08     Apr-06     Jun-05     Dec-04        Aug-04
------------------------------------------------------------------------------------------------------------------------


Class A-4 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       3.569%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                3.57        3.57      3.56       3.53       3.50       3.47          3.43
========================================================================================================================
WAL (yr)                                      9.89        7.36      5.08       3.00       2.04       1.49          1.12
MDUR (yr)                                     8.19        6.36      4.57       2.80       1.93       1.43          1.08
First Prin Pay                               Jul-13      Jan-10    Jan-08     Apr-06     Jun-05     Dec-04        Aug-04
Last Prin Pay                                Jul-13      Jan-12    Jun-09     Feb-07     Dec-05     May -05       Dec-04
------------------------------------------------------------------------------------------------------------------------


Class A-4 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       3.569%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                 3.37        3.57      3.56       3.53       3.50       3.47          3.43
========================================================================================================================
WAL (yr)                                      22.09       7.36      5.08       3.00       2.04       1.49          1.12
MDUR (yr)                                     15.16       6.36      4.57       2.80       1.93       1.43          1.08
First Prin Pay                               Jul-24      Jan-10    Jan-08     Apr-06     Jun-05     Dec-04        Aug-04
Last Prin Pay                                Nov-26      Jan-12    Jun-09     Feb-07     Dec-05     May -05       Dec-04
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------




Class A-5 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.219%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                4.23       4.23       4.22       4.20       4.17       4.14          4.11
========================================================================================================================
WAL (yr)                                      9.89       9.51       6.93       4.11       2.77       2.02          1.52
MDUR (yr)                                     7.93       7.68       5.89       3.70       2.56       1.90          1.45
First Prin Pay                               Jul-13     Jan-12     Jun-09     Feb-07     Dec-05     May -05       Dec-04
Last Prin Pay                                Jul-13     Jul-13     Nov-11     Jul-08     Dec-06     Jan-06        Jun-05
------------------------------------------------------------------------------------------------------------------------


Class A-5 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.219%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 100-00                                3.70       4.19       4.22       4.20       4.17       4.14          4.11
========================================================================================================================
WAL (yr)                                     24.56       9.92       6.93       4.11       2.77       2.02          1.52
MDUR (yr)                                    15.37       7.94       5.89       3.70       2.56       1.90          1.45
First Prin Pay                               Nov-26     Jan-12     Jun-09     Feb-07     Dec-05     May -05       Dec-04
Last Prin Pay                                Jun-29     Apr-15     Nov-11     Jul-08     Dec-06     Jan-06        Jun-05
------------------------------------------------------------------------------------------------------------------------


Class A-6 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 98.15625                              4.89       4.89        4.9       4.99       5.12       5.28          5.46
========================================================================================================================
WAL (yr)                                      9.89       9.89       9.48       6.15       4.15       2.99          2.25
MDUR (yr)                                     7.73       7.73       7.47        5.2       3.68       2.72          2.07
First Prin Pay                               Jul-13     Jul-13     Nov-11     Jul-08     Dec-06     Jan-06        Jun-05
Last Prin Pay                                Jul-13     Jul-13     Jul-13     Jul-11     Dec-08     Jul-07        Jul-06
------------------------------------------------------------------------------------------------------------------------


Class A-6 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================

Yield @ 98.15625                              4.00       4.47       4.80       4.99       5.12       5.28          5.46
========================================================================================================================
WAL (yr)                                     27.11       14.22      10.23      6.15       4.15       2.99          2.25
MDUR (yr)                                    15.58       10.14      7.91        5.2       3.68       2.72          2.07
First Prin Pay                               Jun-29     Apr-15     Nov-11     Jul-08     Dec-06     Jan-06        Jun-05
Last Prin Pay                                Jan-32     Mar-21     Jul-16     Jul-11     Dec-08     Jul-07        Jul-06
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------




Class A-7 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 94.671875                             5.36        5.36       5.36      5.43       5.72       6.06          6.51
========================================================================================================================
WAL (yr)                                      9.89        9.89       9.89      8.76       5.96       4.30          3.18
MDUR (yr)                                     7.67        7.67       7.67      6.96       5.04       3.77          2.86
First Prin Pay                               Jul-13      Jul-13     Jul-13    Jul-11     Dec-08     Jul-07        Jul-06
Last Prin Pay                                Jul-13      Jul-13     Jul-13    Jul-13     May-10     Jul-08        Mar-07
------------------------------------------------------------------------------------------------------------------------


Class A-7 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 94.671875                             4.20        4.50       4.82      5.43       5.72       6.06          6.51
========================================================================================================================
WAL (yr)                                     28.74       19.15      14.25      8.76       5.96       4.30          3.18
MDUR (yr)                                    15.83       12.39      10.09      6.96       5.04       3.77          2.86
First Prin Pay                               Jan-32      Mar-21     Jul-16    Jul-11     Dec-08     Jul-07        Jul-06
Last Prin Pay                                Oct-32      Aug-24     Jul-19    Jul-13     May -10    Jul-08        Mar-07
------------------------------------------------------------------------------------------------------------------------


Class A-8 to Wavg Roll
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 94.59375                              5.37        5.37       5.37      5.37       5.47       5.68          5.96
========================================================================================================================
WAL (yr)                                      9.89        9.89       9.89      9.89       8.39       6.40          4.81
MDUR (yr)                                     7.67        7.67       7.67      7.67       6.70       5.32          4.14
First Prin Pay                               Jul-13      Jul-13     Jul-13    Jul-13     May -10    Jul-08        Mar-07
Last Prin Pay                                Jul-13      Jul-13     Jul-13    Jul-13     Jul-13     Jul-13        Jul-13
------------------------------------------------------------------------------------------------------------------------


Class A-8 to Maturity
------------------------------------------------------------------------------------------------------------------------
Coupon                                       4.639%
------------------------------------------------------------------------------------------------------------------------
Prepay Speed                                 0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR      55% CPR
========================================================================================================================
Yield @ 94.59375                              4.18        4.31       4.49      4.98       5.38       5.66          5.96
========================================================================================================================
WAL (yr)                                     29.52       24.47       19.8      12.86      8.89       6.47          4.82
MDUR (yr)                                    16.06       14.39      12.55      9.23       6.95       5.35          4.14
First Prin Pay                               Oct-32      Aug-24     Jul-19    Jul-13     May -10    Jul-08        Mar-07
Last Prin Pay                                Jul-33      Jul-33     Jul-33    Jul-33     Jul-33     Jul-33        Feb-32
------------------------------------------------------------------------------------------------------------------------


                                                  [Stipulation Sheet to Follow]



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                             Computational Materials for
                                       CHL Mortgage Pass-Through Trust 2003-49
------------------------------------------------------------------------------


                                  Appendix A



                         SAMPLE POOL CHARACTERISTICS
                             10/1 HYBRID ARM DEAL




COLLATERAL DETAIL
   Approximate Total Deal Gross WAC                                                                                 4.900%
   Approximate Total Deal Net WAC                                                                                   4.641%
   Gross/Net WAC Variance                                                                                        +/- 0.15%

   Approximate Segment Net Rates                                                                         10/1 ARMs - 4.85%

   Servicing Fees (Including Trustee Fee)                                  10/1 ARMs =.259% To The Roll / .384% Thereafter

   Approximate Gross Margin                                                                             LIBOR ARMs = 2.25%
   Gross Margin Variance                                                                                        +/- 0.125%

   Reset                                                                            Fixed For 10 Years / Annual Thereafter
   Periodic Caps                                                10/1 = 5.00% Cap at The First Adjustment, 2.00% Thereafter
   Lifetime Cap                                                                                      5.00% Over Start Rate

   WAM                                                                                                           358 - 360
   Total Geographic Distribution                                                               National, <= 65% California
   Weighted Average LTV                                                                                               <73%
   LTV >80 <=90%                                                                                                      <15%
   LTV >90 <=95%                                                                                                       <5%
   Maximum Loan Amount                                                                                          $2,000,000
   Average Balance                                                                                  Approximately $475,000
   Occupancy                                                                90% Owner Occupied, 7% 2nd Homes, 3% Non-Owner
   Delinquency                                                                                                 All Current
   Approximate Property Types                                                                 85% SFR/PUD, 15% Condo/Other
   Documentation Style                                                         75% Full/Alt/Preferred Doc, 25% Reduced Doc
   Loan Purpose                                                                                    20% Cash Out Refinances
   Amortization Type                                                                               45% Interest Only +/-10
   Approximate Credit Score                                                                                      720 +/-10




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      A-1